Exhibit 99.1

SUPPORT AGREEMENT

This SUPPORT AGREEMENT (this “Agreement”), dated as of June 8, 2014, is entered into by and among Merck & Co., Inc., a New Jersey corporation (“Parent”), Imperial Blue Corporation, a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Sub”), and The Baupost Group, L.L.C., a Massachusetts limited liability corporation (the “Stockholder”). All terms used but not otherwise defined in this Agreement shall have the respective meanings ascribed to such terms in the Merger Agreement (as defined below).

WHEREAS, as of the date hereof, the Stockholder is the record and beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of certain Shares (such record and beneficial ownership, to “Own”, be the “Owner” of or be “Owned” by);

WHEREAS, concurrently with the execution hereof, Parent, Merger Sub and the Company are entering into an Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), which provides, among other things, for Merger Sub to commence an offer to purchase any (subject to the Minimum Condition) and all of the issued and outstanding Shares and the Merger of the Company and Merger Sub, upon the terms and subject to the conditions set forth in the Merger Agreement; and

WHEREAS, as a condition to their willingness to enter into the Merger Agreement, and as an inducement and in consideration for Parent and Merger Sub to enter into the Merger Agreement, the Stockholder, with respect to the Subject Shares (as defined below), has agreed to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

ARTICLE I

AGREEMENT TO VOTE

1.1. Subject Shares Definition. For purposes of this Agreement, “Subject Shares” shall mean 22,477,560 Shares Owned by Stockholder as of the date hereof, representing 14.9% of the aggregate Shares outstanding as of the date hereof.

1.2. Agreement to Vote. Subject to the terms of this Agreement, the Stockholder hereby irrevocably and unconditionally agrees that, during the time this Agreement is in effect and if the Parent provides at least three (3) business days written notice to the Stockholder that it elects not to use the proxy granted in Section 1.3, at any annual or special meeting of the stockholders of the Company, however called, including any adjournment or postponement thereof, and in connection with any action proposed to be taken by written consent of the stockholders of the Company, the Stockholder shall, in each case to the fullest extent that the Subject Shares are entitled to vote thereon: (a) appear at each such meeting or otherwise cause all such Subject Shares to be counted as present thereat for purposes of determining a quorum; and (b) be present (in person or by proxy) and vote (or cause to be voted), or execute, date and deliver (or cause to be executed, dated and delivered) a written consent in accordance with Section 228 of the DGCL with respect to, all of the Subject Shares (i) against any action or agreement that would reasonably be expected to (A) result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement, or of the Stockholder contained in this Agreement or (B) result in any of the conditions set forth in Article VII or Exhibit A to the Merger Agreement not being satisfied on or before the Termination Date; (ii) against any change in the board of directors of the Company that is not recommended by the board of directors of the Company, and (iii) against any Acquisition Proposal and against any other action, agreement or transaction involving the Company that is intended, or would reasonably be expected, to impede, interfere with, delay, postpone, adversely affect or prevent the consummation of the Offer or the Merger or the other transactions contemplated by the Merger Agreement, including (x) any extraordinary corporate transaction, such as a merger, consolidation or other business combination involving the Company (other than the Merger); (y) a sale, lease, license or transfer of a material amount of assets (including, for the avoidance of doubt, Intellectual Property rights) of the Company or any reorganization, recapitalization or liquidation of the Company, or (z) any change in the present capitalization of the Company or any amendment or other change to the Company’s certificate of incorporation or bylaws. Subject to the proxy granted under Section 1.3 below, the Stockholder shall retain at all times the right to vote the Subject Shares in the Stockholder’s sole discretion, and without any other limitation, on any matters other than those set forth in this Section 1.2 that are at any time or from time to time presented for consideration to the Company’s stockholders generally.

1.3. Irrevocable Proxy. Solely with respect to the matters described in Section 1.2, for so long as this Agreement has not been validly terminated in accordance with its terms, the Stockholder hereby irrevocably appoints Parent as its attorney and proxy with full power of substitution and resubstitution, to the full extent of the Stockholder’s voting rights with respect to all the Subject Shares (which proxy is irrevocable and which appointment is coupled with an interest, including for purposes of Section 212 of the DGCL) to vote, and to execute, date and deliver in accordance with Section 228 of the DGCL written consents with respect to, all of the Subject Shares solely on the matters described in Section 1.2, and in accordance therewith. The Stockholder agrees to execute any further agreement or form reasonably necessary or appropriate to confirm and effectuate the grant of the proxy contained herein. Stockholder hereby revokes any proxies heretofore given by Stockholder in respect of the Subject Shares. Such proxy shall automatically terminate upon the valid termination of this Agreement in accordance with its terms. Parent may terminate this proxy with respect to the Stockholder at any time at its sole election by written notice provided to the Stockholder.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDER

The Stockholder represents and warrants, on its own account with respect to the Subject Shares, to Parent and Merger Sub, that:

2.1. Authorization; Binding Agreement. The Stockholder is duly organized and validly existing in good standing under the Laws of the jurisdiction in which it is incorporated or constituted and the consummation of the transactions contemplated hereby are within the

Stockholder’s entity powers and have been duly authorized by all necessary entity actions on the part of the Stockholder, and the Stockholder has full power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Stockholder and constitutes a valid and binding obligation of the Stockholder enforceable against the Stockholder in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar Laws relating to or affecting creditors’ rights generally, the extent to which any of the provisions contained herein may conflict with the Exchange Act, and general equitable principles (whether considered in a proceeding in equity or at law).

2.2. Non-Contravention. Neither the execution and delivery of this Agreement by the Stockholder nor the consummation of the transactions contemplated hereby nor compliance by the Stockholder with any provisions herein will (a) violate, contravene or conflict with or result in any breach of any provision of the certificate of incorporation or bylaws (or other similar governing documents) of the Stockholder, (b) require any consent, approval, authorization or permit of, or filing with or notification to, any supranational, national, foreign, federal, state or local government or subdivision thereof, or governmental, judicial, legislative, executive, administrative or regulatory authority on the part of the Stockholder, except for compliance with the applicable requirements of the Securities Act, the Exchange Act or any other Securities Laws and the rules and regulations promulgated thereunder, (c) violate, conflict with, or result in a breach of any provisions of, or require any consent, waiver or approval or result in a default or loss of a benefit (or give rise to any right of termination, cancellation, modification or acceleration or any event that, with the giving of notice, the passage of time or otherwise, would constitute a default or give rise to any such right) under any of the terms, conditions or provisions of any note, license, agreement, contract, indenture or other instrument or obligation to which the Stockholder is a party or by which the Stockholder or any of its assets may be bound, (d) result (or, with the giving of notice, the passage of time or otherwise, would result) in the creation or imposition of any mortgage, lien, pledge, charge, security interest or encumbrance of any kind on any asset of the Stockholder (other than one created by Parent or Merger Sub), or (e) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Stockholder or by which any of its assets are bound, except as would not, in the case of each of clauses (c), (d) and (e), reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Stockholder’s ability to timely perform its obligations under this Agreement.

2.3. Ownership of Subject Shares; Total Shares. The Stockholder is the Owner of all the Subject Shares and has good and marketable title to all such Subject Shares free and clear of any liens, claims, proxies, voting trusts or agreements, options, rights, understandings or arrangements or any other encumbrances or restrictions whatsoever on title, transfer or exercise of any rights of a stockholder in respect of such Subject Shares (collectively, “Encumbrances”), except for any such Encumbrance that may be imposed pursuant to (i) this Agreement and (ii) any applicable restrictions on transfer under the Securities Act or any state securities law (collectively, “Permitted Encumbrances”).

2.4. Voting Power. The Stockholder has full voting power with respect to all of the Subject Shares, and full power of disposition, full power to issue instructions with respect to the matters set forth herein and full power to agree to all of the matters set forth in this Agreement, in each case with respect to all of the Subject Shares. None of the Subject Shares are subject to any stockholders’ agreement, proxy, voting trust or other agreement or arrangement with respect to the voting of such Subject Shares, except as provided hereunder.

2.5. Reliance. The Stockholder understands and acknowledges that Parent and Merger Sub are entering into the Merger Agreement in reliance upon the Stockholder’s execution, delivery and performance of this Agreement.

2.6. Absence of Litigation. With respect to the Stockholder, as of the date hereof, there are no civil, criminal or administrative actions, suits, claims, hearings, investigations or proceedings pending against, or, to the actual knowledge of the Stockholder, threatened in writing against the Stockholder or any of the Stockholder’s properties or assets (including any Shares Owned by the Stockholder) before or by any Governmental Entity that could reasonably be expected to prevent or materially delay or impair the consummation by the Stockholder of the transactions contemplated by this Agreement or otherwise materially impair the Stockholder’s ability to perform its obligations hereunder.

2.7. Brokers. No broker, finder, financial advisor, investment banker or other Person is entitled to any brokerage, finder’s, financial advisor’s or other similar fee or commission from the Company in connection with the transactions contemplated hereby based upon arrangements made by or on behalf of the Stockholder.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

Parent and Merger Sub represent and warrant to the Stockholder that:

3.1. Organization and Qualification. Each of Parent and Merger Sub is a duly organized and validly existing corporation in good standing under the Laws of the jurisdiction of its organization. All of the issued and outstanding capital stock of Merger Sub is owned directly or indirectly by Parent.

3.2. Authority for this Agreement. Each of Parent and Merger Sub has all requisite entity power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Parent and Merger Sub have been duly and validly authorized by all necessary entity action on the part of each of Parent and Merger Sub, and no other entity proceedings on the part of Parent and Merger Sub are necessary to authorize this Agreement. This Agreement has been duly and validly executed and delivered by Parent and Merger Sub and, assuming the due authorization, execution and delivery by the Stockholder, constitutes the legal, valid and binding obligation of each of Parent and Merger Sub, enforceable against each of Parent and Merger Sub in accordance with its terms, except as enforceability may be limited by bankruptcy Laws, other similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies.

ARTICLE IV

ADDITIONAL COVENANTS OF THE STOCKHOLDER

The Stockholder hereby covenants and agrees that until the termination of this Agreement:

4.1. No Transfer; No Inconsistent Arrangements. Except as provided hereunder or under the Merger Agreement, from and after the date hereof and until this Agreement is terminated, the Stockholder shall not, directly or indirectly, (a) create or permit to exist any Encumbrance, other than Permitted Encumbrances, on any of the Subject Shares, (b) transfer, sell, assign, gift, hedge, pledge or otherwise dispose of, or enter into any derivative arrangement with respect to (collectively, “Transfer”), any of the Subject Shares, or any right or interest therein (or consent to any of the foregoing), (c) enter into any Contract with respect to any Transfer of the Subject Shares or any interest therein, (d) grant or permit the grant of any proxy, power-of-attorney or other authorization or consent in or with respect to any of the Subject Shares, (e) deposit or permit the deposit of any of the Subject Shares into a voting trust or enter into a voting agreement or arrangement with respect to any of the Subject Shares, or (f) take or permit any other action that would in any way restrict, limit or interfere with the performance of the Stockholder’s obligations hereunder or otherwise make any representation or warranty of the Stockholder herein untrue or incorrect. Any action taken in violation of the foregoing sentence shall be null and void ab initio. If any involuntary Transfer of any of the Subject Shares in the Company shall occur (including, but not limited to, a sale by the Stockholder’s trustee in any bankruptcy, or a sale to a purchaser at any creditor’s or court sale), the transferee (which term, as used herein, shall include any and all transferees and subsequent transferees of the initial transferee) shall take and hold such Subject Shares subject to all of the restrictions, liabilities and rights under this Agreement, which shall continue in full force and effect until valid termination of this Agreement. Notwithstanding the foregoing, the Stockholder may make Transfers of its Subject Shares as Parent may agree in writing in its sole discretion and to any Affiliate, subsidiary, partner or member of Stockholder, provided, however, that in any such case, prior to and as a condition to the effectiveness of such Transfer (A) each Person to which any of such Shares are Transferred shall have executed and delivered to Parent and the Merger Sub a counterpart to this Agreement pursuant to which such Person shall be bound by all of the terms and provisions of this Agreement and (B) this Agreement shall be the legal, valid and binding agreement of such Person, enforceable against such person in accordance with its terms.

4.2. Documentation and Information. The Stockholder shall not make any public announcement regarding this Agreement and the transactions contemplated hereby without the prior written consent of Parent (such consent not to be unreasonably withheld), except as may be required by applicable Law (provided that reasonable notice of any such disclosure other than an amendment to its report on Schedule 13D to disclose this Agreement and report that it has been entered into will be provided to Parent, if permitted and as soon as practicable). The Stockholder consents to and hereby authorizes Parent and Merger Sub to publish and disclose in all documents and schedules filed with the SEC, and any press release or other disclosure document that Parent or Merger Sub reasonably determines to be necessary in connection with the Offer, the Merger and any transactions contemplated by the Merger Agreement, the Stockholder’s identity and ownership of the Subject Shares, the existence of this Agreement and the nature of the Stockholder’s commitments and obligations under this Agreement; provided, however, that

Parent and Merger Sub shall provide Stockholder with an advance copy of, and reasonable opportunity to comment on, any such press release. The Stockholder acknowledges that Parent and Merger Sub may, in Parent’s sole discretion, file this Agreement or a form hereof with the SEC or any other Governmental Entity. The Stockholder agrees to promptly give Parent any information it may reasonably require for the preparation of any such disclosure documents, and the Stockholder agrees to promptly notify Parent of any required corrections with respect to any written information supplied by the Stockholder specifically for use in any such disclosure document, if and to the extent that any such information shall have become false or misleading in any material respect.

4.3. Adjustments. In the event of any stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or the like of the capital stock of the Company affecting the Subject Shares, the terms of this Agreement shall be equitably adjusted, including to apply to any resulting securities.

4.4. No Solicitation. Subject to Section 5.15, the Stockholder shall not, and shall cause its Affiliates and its and their respective directors, officers and employees not to, and shall direct and use its reasonable best efforts to cause its and its Affiliates’ respective other Representatives not to, directly or indirectly, (i) solicit, initiate, knowingly facilitate or knowingly encourage the submission or announcement of any inquiries, proposals or offers that constitute or could reasonably be expected to lead to any Acquisition Proposal, (ii) provide any non-public information concerning the Company to any Person or group (as defined in or under Section 13(d) of the Exchange Act) who has made or could reasonably be expected to make any Acquisition Proposal, or engage in any discussions or negotiations with respect to any Acquisition Proposal, or (iii) otherwise cooperate with or assist or participate in, or knowingly facilitate, any such inquiries, proposals, offers, discussions or negotiations; in each case, except to the extent that at such time the Company is permitted to take any such action pursuant to the Merger Agreement. The Stockholder shall, and shall cause its Affiliates and its and their respective directors, officers and employees to, and shall direct and use its reasonable best efforts to cause its and its Affiliates’ respective other Representatives to, immediately cease and cause to be terminated any solicitation, encouragement, discussion or negotiation with any Person or groups (as defined in or under Section 13(d) of the Exchange Act) that may be ongoing with respect to any Acquisition Proposal or potential Acquisition Proposal.

ARTICLE V

MISCELLANEOUS

5.1. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given and received (a) upon receipt, if delivered personally, (b) two (2) business days after deposit in the mail, if sent by registered or certified mail, (c) on the next business day after deposit with an overnight courier, if sent by overnight courier, (d) upon transmission and confirmation of receipt, if sent by facsimile or email transmission prior to 6:00 p.m., local time, in the place of receipt, or (e) on the next business day following transmission and confirmation of receipt, if sent by facsimile or email transmission after 6:00 p.m., local time, in the place of receipt; provided that the notice or other communication is sent to the address, facsimile number or email address set forth (i) in the case to Parent or Merger Sub, to the address, facsimile number or e-mail address set forth in Section 9.5 of the Merger

Agreement and (ii) if to the Stockholder, to the Stockholder’s address, facsimile number or e-mail address set forth on a signature page hereto, or to such other address, facsimile number or e-mail address as such party may hereafter specify for the purpose by notice to each other party hereto.

5.2. Termination. This Agreement shall terminate automatically, without any notice or other action by any Person, upon the first to occur of (a) the termination of the Merger Agreement in accordance with its terms, (b) the Effective Time, (c) the entry without the prior written consent of the Stockholder into any amendment or modification to the Merger Agreement or any waiver of any of the Company’s rights under the Merger Agreement or (d) the mutual written consent of Parent and the Stockholder. Upon termination of this Agreement, no party shall have any further obligations or liabilities under this Agreement; provided, however, that (x) nothing set forth in this Section 5.2 shall relieve any party from liability for any breach of this Agreement prior to termination hereof, and (y) the provisions of this Article V shall survive any termination of this Agreement. For clarity, this Agreement shall not terminate upon a Change of Recommendation unless the Merger Agreement is terminated.

5.3. Amendments and Waivers. Any provision of this Agreement may be amended or waived if such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

5.4. Expenses. All fees and expenses incurred in connection herewith and the transactions contemplated hereby shall be paid by the party incurring such fees and expenses, whether or not the Offer or the Merger is consummated.

5.5. Entire Agreement; Assignment. This Agreement, together with Schedule A, and the other documents and certificates delivered pursuant hereto, constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement. This Agreement shall not be assigned by any party (including by operation of law, by merger or otherwise) without the prior written consent of the other parties; provided, that Parent or Merger Sub may assign any of their respective rights and obligations to any direct or indirect wholly owned Subsidiary of Parent, but no such assignment shall relieve Parent or Merger Sub, as the case may be, of its obligations hereunder.

5.6. Enforcement of the Agreement. The parties agree that irreparable damage would occur in the event that the Stockholder did not perform any of the provisions of this Agreement in accordance with their specific terms or otherwise breached any such provisions. It is accordingly agreed that Parent and Merger Sub shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in addition to any other remedy to which they are entitled at law or in equity. Any and all remedies herein expressly conferred upon Parent and Merger Sub will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by Law or equity upon Parent or Merger Sub, and the exercise by Parent or Merger Sub of any one remedy will not preclude the exercise of any other remedy. Stockholder further agrees that no other party hereto or any other Person shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 5.6, and Stockholder irrevocably waives any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument.

5.7. Jurisdiction; Waiver of Jury Trial.

(a) Each party hereto (i) consents to submit itself to the exclusive jurisdiction of the Court of Chancery of the State of Delaware or, solely if such court lacks subject matter jurisdiction, the Federal courts of the United States of America located in the County of New Castle, Delaware with respect to any dispute arising out of, relating to or in connection with this Agreement or any transaction contemplated hereby, (ii) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court, and (iii) agrees that it will not bring any action arising out of, relating to or in connection with this Agreement or any transaction contemplated by this Agreement in any court other than any such court. Each party hereto irrevocably and unconditionally waives any objection to the laying of venue of any litigation or other proceeding arising out of this Agreement or the transactions contemplated hereby in the Court of Chancery of the State of Delaware or in any Federal court located in the State of Delaware, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such litigation or other proceeding brought in any such court has been brought in an inconvenient forum. Each party hereto hereby agrees that service of any process, summons, notice or document by U.S. registered mail in accordance with Section 5.1 or in any manner otherwise permitted by Delaware law shall be effective service of process for any proceeding arising out of, relating to or in connection with this Agreement or the transactions contemplated hereby.

(b) EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION ARISING OUT OF, RELATING TO OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF PARENT OR MERGER SUB HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT PARENT OR MERGER SUB WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH PARTY HERETO UNDERSTANDS AND HAS CONSIDERED THE IMPLICATION OF THIS WAIVER, (III) EACH PARTY HERETO MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH OTHER PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

5.8. Governing Law. This Agreement, and any dispute arising out of, relating to or in connection with this Agreement shall be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to any choice or conflict of Law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Delaware.

5.9. Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

5.10. Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to confer upon any other Person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

5.11. Severability. If any term or other provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by any rule of Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination by a court of competent jurisdiction that any term or other provision hereof is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner.

5.12. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which, taken together, shall constitute one and the same agreement. This Agreement or any counterpart may be executed and delivered by facsimile copies or delivered by electronic communications by portable document format (.pdf), each of which shall be deemed an original.

5.13. Interpretation. The words “hereof,” “herein,” “hereby,” “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and article, section, paragraph and schedule references are to the articles, sections, paragraphs and schedules of this Agreement unless otherwise specified. Whenever the words “include,” “includes” or “including” are used in this Agreement they shall be deemed to be followed by the words “without limitation.” The words describing the singular number shall include the plural and vice versa, words denoting either gender shall include both genders and words denoting natural persons shall include all Persons and vice versa. The phrases “the date of this Agreement,” “the date hereof,” “of even date herewith” and terms of similar import, shall be deemed to refer to the date set forth in the preamble to this Agreement. Any reference in this Agreement to a date or time shall be deemed to be such date or time in New York City, unless otherwise specified. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any Person by virtue of the authorship of any provision of this Agreement.

5.14. Further Assurances. The Stockholder will execute and deliver, or cause to be executed and delivered, all further documents and instruments and use its reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under applicable Laws and regulations, to perform its obligations under this Agreement.

5.15. Capacity as Stockholder. The Stockholder signs this Agreement solely in the Stockholder’s capacity as a Stockholder of the Company, and not in the Stockholder’s capacity as a board observer. Notwithstanding anything herein to the contrary, nothing herein shall in any way prevent any board observer from taking, or be construed to create any obligation on the part of any board observer not to take any action in his or her capacity as such board observer.

5.16. No Ownership Interest. In no event shall the number of Subject Shares, together with any other Shares that are subject to any agreement, arrangement or understanding with Parent and/or Merger Sub with respect to the Offer or the Merger (a “Transaction Agreement”), exceed 14.9% of the total outstanding shares of voting stock of the Company, and, in any event, nothing contained in this Agreement shall be deemed to vest in Parent or Merger Sub or any of their respective “affiliates” or “associates” (as such terms are defined in Section 203 of the DGCL (“Section 203”)) any direct or indirect ownership (including, without limitation, any “ownership” as such term is used in Section 203) or incidence of ownership of or with respect to any shares of voting stock of the Company other than the Subject Shares. All rights, ownership and economic benefits of and relating to the Subject Shares and any other shares of voting stock of the Company owned by the Stockholder shall remain vested in and belong to the Stockholder, and neither Parent nor Merger Sub nor any of their respective “affiliates” or “associates” (as such terms are defined in Section 203) shall have any authority to manage, direct, restrict, regulate, govern, or administer any of the policies or operations of the Company or exercise any power or authority to direct the Stockholder in the voting of any shares of voting stock of the Company. The parties hereto expressly acknowledge that such parties have no agreement, arrangement or understanding with respect to holding, voting or disposing of any shares of voting stock of the Company other than the Subject Shares. It is expressly understood and agreed that Shares held or hereafter acquired by the Stockholder in excess of the number of Shares specifically set forth on Schedule A hereto are not subject to this Agreement. The parties hereto expressly acknowledge and agree that if, at any time during the term of this Agreement, the total number of Subject Shares would as the consequence of some act or transaction represent, together with any other Shares that are subject to any Transaction Agreement, more than 14.9% of the total outstanding shares of voting stock of the Company, then effective immediately prior to such act or transaction this Agreement shall be automatically amended such that the number of Subject Shares shall be ratably reduced so that the total number of Subject Shares shall represent, together with any other Shares that are subject to any Transaction Agreement, no more than 14.9% of the total outstanding shares of voting stock of the Company at any time. Parent and Merger Sub represent and warrant that neither Parent nor Merger Sub nor any of their respective “affiliates” or “associates” (as such terms are defined in Section 203) has or has had any direct or indirect ownership interest (including, without limitation, any “ownership” as such term is used in Section 203) with respect to any shares of voting stock of the Company representing more than 14.9% of the total outstanding shares of voting stock of the Company at any time during the three-year period immediately preceding the execution and delivery of this Agreement and including the time at which the board of directors of the Company approved the Merger Agreement. The parties hereto expressly represent and warrant, each on their own behalf, that no agreement, arrangement or understanding has existed at any time during three-year period immediately preceding the execution and delivery of this Agreement and including the time at which the board of directors of the Company approved the Merger Agreement between or among such parties or any of their respective “affiliates” or “associates” (as such terms are defined in Section 203) with respect to any shares of voting stock of the Company.

5.17. No Agreement Until Executed. This Agreement shall not be effective unless and until (i) the Merger Agreement is executed by all parties thereto and (ii) this Agreement is executed by all parties hereto.

[Signature Pages Follow]

The parties are executing this Agreement on the date set forth in the introductory clause.

MERCK & CO., INC.

By:	/s/ Kenneth C. Frazier
	Name:	Kenneth C. Frazier
	Title:	Chairman, President & CEO

IMPERIAL BLUE CORPORATION

By:	/s/ Sunil A. Patel
	Name:	Sunil A. Patel
	Title:	Vice President

THE BAUPOST GROUP, L.L.C.

By:	/s/ Gregory Ciongoli
	Name:	Gregory Ciongoli
	Title:	Partner

[Signature Page to Support Agreement]

Schedule A

Name of Stockholder	Number of Shares

The Baupost Group, L.L.C.	22,477,560

[Schedule A to Support Agreement]